INNOVATE Corp. 2026 INNOVATE Corp. Q1 2026 Earnings Release Supplement May 14, 2026

INNOVATE Corp. 2026 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, expectations for performance of new projects and realization of revenue from the backlog at DBMG and the Infrastructure segment, anticipated success from the continued sale of new products in the Life Sciences segment, expectations for advertising revenue growth, new technologies, networks and stations, and potential commercial opportunities in datacasting in the Spectrum segment. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; our ability to continue operating as a going concern; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses, including, without limitation, the sales of DBMG and HC2 Broadcasting Holdings Inc.; the possibility of indemnification claims arising out of divestitures of businesses; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in steel and transportation costs; interest rate environment; developments relating to the hostilities in Ukraine, the Middle East and Venezuela; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisitions, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; and our expectations regarding the timing, extent and effectiveness of any cost reduction initiatives and management’s ability to moderate or control discretionary spending. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. 2026 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, (which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, and asset impairment expense); interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interests; share-based compensation expense; realignment and exit costs; facility commissioning costs and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. 2026 First Quarter 2026 & Recent Highlights 4 DBMG delivered a strong first quarter; MediBeacon receives the CE mark for the Transdermal GFR Monitor and Reusable Sensor; R2 grew gross system sales outside North America; Spectrum filed more than 60 new license applications to expand national footprint ■ DBM Global Inc.'s ("DBMG") adjusted backlog, which takes into consideration awarded but not yet signed contracts, was $1.8 billion in the first quarter. ■ MediBeacon received the CE mark under European medical device regulation for the Transdermal GFR Monitor and Reusable Sensor. ■ R2 Technologies, Inc. ("R2") grew gross system sales outside of North America by 58.6% over the prior year quarter, illustrating strong demand for R2's technology in international markets. ■ Spectrum reported first quarter revenue of $5.3 million and Adjusted EBITDA of $0.7 million.

Segment Highlights

INNOVATE

DBM GLOBAL

PANSEND

HC2 Broadcasting

Infrastructure Highlights

- Reported backlog of $1.6B and total adjusted backlog[(1)] of $1.8B.
- Solid backlog visibility supporting the 2026 plan and underpins confidence into 2027.
- Year-to-date revenue of $357.9M.

Life Sciences Highlights

MediBeacon

- MediBeacon received the CE mark under European medical device regulation for the Transdermal GFR Monitor and Reusable Sensor.

R2 Technologies

- Reported 1Q26 revenue of $1.6 million.
- Demand for R2's technology continues to grow across international markets.
- Backlog of ~160 units globally.

Spectrum Highlights

- Collaborative project with major mobile wireless carrier continues with successful trials.
- Petition filed with the FCC proposing 5G Broadcast conversions for Low Power TV continues to gain support.

(1) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

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Q1 2026 QTD Financial Highlights

INNOVATE

Revenue

($ millions)	1Q26	1Q25
Infrastructure	$ 357.9	$ 264.9
Life Sciences	1.6	3.1
Spectrum	5.3	6.2
Consolidated INNOVATE	**$ 364.8**	**$ 274.2**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

($ millions)	1Q26 NI[(1)]	1Q26 Adjusted EBITDA[(2)]	1Q25 NI[(1)]	1Q25 Adjusted EBITDA[(2)]
Infrastructure	$ 9.3	$ 23.0	$ 4.6	$ 16.7
Life Sciences	(3.3)	(2.0)	(7.6)	(8.7)
Spectrum	(6.5)	0.7	(5.4)	1.4
Non-Operating Corporate	(16.3)	(2.0)	(16.1)	(2.2)
Other & Eliminations	—	—	—	—
Consolidated INNOVATE	**$ (16.8)**	**$ 19.7**	**$ (24.5)**	**$ 7.2**

Consolidated Q1 Results

- Revenue increased $90.6M or 33.0% driven primarily by our Infrastructure segment, which was partially offset by decreases at our Life Sciences and Spectrum segments. The increase at our Infrastructure segment was primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, which was partially offset by a decrease at the industrial maintenance and repair business due to the timing and size of projects, which had increased activity in the comparable period on certain large construction projects that have since been completed. The decrease at our Life Sciences segment was attributable to R2 Technologies, primarily driven by decreases in Glacial fx and Glacial Rx unit sales in North America, which were partially offset by an increase in Glacial Spa unit sales outside North America. The decrease at our Spectrum segment was primarily driven by the termination of a few networks and individual markets subsequent to the comparable period.
- Net loss attributable to INNOVATE Corp. of $16.8M
- Adjusted EBITDA[(2)] increased by $12.5M to $19.7M primarily driven by our Life Sciences and Infrastructure segments, which was partially offset by a decrease at our Spectrum segment.

Infrastructure

- Net Income of $9.3M[(1)]
- Adjusted EBITDA[(2)] up $6.3M over the prior year quarter primarily driven by an increase in gross profit at DBMG's commercial structural steel fabrication and erection business which had increased activity subsequent to the comparable period on certain large construction projects. The increase was partially offset by a decrease in revenue and gross profit at our industrial maintenance and repair business due to timing of certain large construction projects in the comparable period that have since been completed and an increase in recurring SG&A expenses, primarily driven by an increase in compensation-related expenses due to timing.
- Reported backlog and adjusted[(3)] backlog of $1.6B and $1.8B, respectively, compared to reported backlog and adjusted[(3)] backlog of $1.7B and $1.8B, respectively, at December 31, 2025.

Life Sciences

- Revenue of $1.6M attributable to R2, which decreased $1.5M or 48.4%, primarily driven by decreases in Glacial fx and Glacial Rx unit sales in North America, which were partially offset by an increase in Glacial Spa unit sales outside North America.
- Adjusted EBITDA[(2)] losses down $6.7M from the prior year quarter primarily driven by fewer equity method losses recognized from MediBeacon and a decrease in recurring SG&A due to a reduction in compensation-related expenses at R2 and Pansend, which was partially offset by a decrease in gross profit at R2 due to the decrease in revenue.

Spectrum

- Net loss of $6.5M[(1)]
- Adjusted EBITDA[(2)] decreased by $0.7M from the prior year quarter, primarily driven by the termination of a few networks and individual markets subsequent to the comparable period.

Non-Operating Corporate

- Adjusted EBITDA[(2)] losses decreased slightly by $0.2M year-over-year.

First Quarter Consolidated Revenue and Adjusted EBITDA[(2)] of $364.8 million and $19.7 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.

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Segment Highlights - Infrastructure

DBM Global ("DBMG")

Overview

- 35.1% revenue increase primarily driven by the timing and size of projects at DBMG's commercial structural steel fabrication and erection business, which had increased activity subsequent to the comparable period on certain large construction projects, which was partially offset by a decrease at the industrial maintenance and repair business due to the timing and size of projects, which had increased activity in the comparable period on certain large construction projects that have since been completed.
- Adjusted EBITDA(2) increase was primarily driven by an increase in gross profit at DBMG's commercial structural steel fabrication and erection business which had increased activity subsequent to the comparable period on certain large construction projects. This was partially offset by a decrease in revenue and gross profit at our industrial maintenance and repair business due to timing of certain large construction projects in the comparable period that have since been completed and an increase in recurring SG&A expenses, primarily driven by an increase in compensation-related expenses due to timing.
- Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, of $1.6B and $1.8B, respectively.

Near-Term Focus

- Convert backlog to revenue while assessing additional opportunities to add to backlog in the commercial and industrial sectors as they come to market.
- Maintain strong momentum with the robust and improving pipeline throughout 2026.

Financials

($ millions)		1Q26		1Q25
Revenue	$	357.9	$	264.9
Net Income(1)	$	9.3	$	4.6
Adjusted EBITDA (2)	$	23.0	$	16.7

Trending Backlog

($ millions)



2,000
1,500
1,000
500
~$1,787.2
$1,369.9
$1,254.4
$1,548.4
$1,723.9
$1,585.6
1Q25
2Q25
3Q25
4Q25
1Q26
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted backlog takes into consideration awarded, but not yet signed contracts.
All data as of March 31, 2026 unless otherwise noted.

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Segment Highlights - Life Sciences

Pansend Life Sciences ("Pansend")

R2 Technologies, Inc. ("R2")

- R2 reported first quarter 2026 revenue of $1.6 million.
- R2's demand for the first quarter reached $2.2 million, with backlog increasing to nearly 160 systems globally post quarter end.
- R2 gross system sales outside North America increased 58.6% over the prior year quarter, reflecting strong demand for R2's technology across international markets.

MediBeacon

- Continues to make steady traction in exploring the potential application for transdermal GFR monitoring system with clinicians in hospitals and other settings.
- MediBeacon received the CE mark under European medical device regulation for the Transdermal GFR Monitor and Reusable Sensor.

R2 Trending Revenue

($ millions)



$1.7
$3.0
$4.1
$3.1
$3.2
$3.1
$3.1
$1.6
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26

Summary of Investments[1]

Company	Investment to Date	Equity %	Fully Diluted %
R2 Technologies[2]	$72.3M	80.8%	73.0%
MediBeacon	$38.0M	44.6%	39.4%
Genovel	$4.2M	80.0%	75.2%
Triple Ring	$0.9M	7.2%	1.6%
Scaled Cell Solutions	$0.9M	20.1%	20.1%

(1) Investment-to-date totals and equity ownership percentages are as of March 31, 2026.

(2) R2 fully diluted ownership percentage does not take into account the potential conversion of notes into Series E or F preferred shares.

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Segment Highlights - Spectrum

HC2 Broadcasting ("Broadcasting")

HC2 Broadcasting

Overview

- Spectrum continues to drive engagement and expand commercial opportunities, supported by strong industry interest following NAB and ongoing collaboration with a major mobile wireless partner.
- Recent FCC tailwinds have enabled Spectrum to actively grow and optimize its footprint, including applications for 60+ new LPTV licenses and strategic repositioning of over 25 Class A stations.
- Spectrum's filed petition with the FCC to enable voluntary 5G Broadcast conversion continues to gain traction, reinforcing its leadership in next-gen broadcast technology and supporting a path toward improved performance as market conditions normalize, however, no formal action has been taken by the FCC.

Near-Term Focus

- Continue to make progress with commercial opportunities.
- Build on momentum toward recovery by expanding spectrum footprint and leveraging regulatory tailwinds.

Financials

($ millions)	1Q26	1Q25
Revenue	$ 5.3	$ 6.2
Net Loss[1]	$ (6.5)	$ (5.4)
Adjusted EBITDA [2]	$ 0.7	$ 1.4

Operating Stations Mix

	1Q26
Low Power Television ("LPTV")	202
Class A stations	53
Full-Power stations	3
Total Operating Stations	258
Approximate MHz POPs	2.7 Billion

(1) Net loss attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

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INNOVATE Corp. 2026 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments, excluding exit fees and interest payments. (3) Excludes restricted cash Debt Summary(1) ($ millions) Maturity Mar-26 Dec-25 10.50% Senior Secured Notes 2027 $ 379.3 $ 360.4 9.50% Convertible Senior Notes 2027 56.0 53.5 CGIC Promissory Note 2027 47.8 45.9 Revolving Line of Credit 2026 20.0 20.0 8.50% Senior Secured Notes 2026 — 1.9 7.50% Convertible Senior Notes 2026 0.2 0.2 Infrastructure Debt 2030 76.6 87.7 Spectrum Debt 2026 69.7 69.7 Life Sciences Debt 2026 49.4 47.9 Total Principal Outstanding $ 699.0 $ 687.2 Unamortized OID and DFC (19.4) (25.5) Total Debt $ 679.6 $ 661.7 Cash & Cash Equivalents(3) 134.6 112.1 Net Debt $ 545.0 $ 549.6 Current Credit Picture 10 Debt Amortization and Maturity Profile $143.8 $489.4 $5.8 $6.4 $53.6 Holdco Infrastructure Spectrum Life Sciences 2026 2027 2028 2029 2030 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 ($ millions) (2)

INNOVATE Corp. 2026 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. 2026 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended March 31, 2026 2025 Revenue $ 364.8 $ 274.2 Cost of revenue 311.3 228.7 Gross profit 53.5 45.5 Operating expenses: Selling, general and administrative 39.4 37.8 Depreciation and amortization 4.2 4.4 Other operating income (0.1) (0.1) Income from operations 10.0 3.4 Other (expense) income: Interest expense (24.5) (20.2) Loss from equity investees — (5.9) Other income, net 0.3 4.0 Loss from operations before income taxes (14.2) (18.7) Income tax expense (2.9) (7.1) Net loss (17.1) (25.8) Net loss attributable to non-controlling interests and redeemable non-controlling interests 0.3 1.3 Net loss attributable to INNOVATE Corp. (16.8) (24.5) Less: Preferred stock dividends 0.4 0.3 Net loss attributable to common stockholders and participating preferred stockholders $ (17.2) $ (24.8) 12

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended March 31, 2026 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 9.3 $ (3.3) $ (6.5) $ (16.3) $ — $ (16.8) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.9 0.1 1.2 — — 4.2 Depreciation and amortization (included in cost of revenue) 3.2 — — — — 3.2 Other operating income — — (0.1) — — (0.1) Interest expense 1.8 1.9 4.0 16.8 — 24.5 Other (income) expense, net (0.1) — 2.5 (2.7) — (0.3) Income tax expense (benefit) 4.1 — — (1.2) — 2.9 Non-controlling interests 0.9 (0.8) (0.4) — — (0.3) Share-based compensation expense — 0.1 — 0.5 — 0.6 Realignment and exit costs 0.3 — — — — 0.3 Facility commissioning costs 0.6 — — — — 0.6 Acquisition and disposition costs — — — 0.9 — 0.9 Adjusted EBITDA $ 23.0 $ (2.0) $ 0.7 $ (2.0) $ — $ 19.7

INNOVATE Corp. 2026 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Three Months Ended March 31, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 4.6 $ (7.6) $ (5.4) $ (16.1) $ — $ (24.5) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.1 0.1 1.2 — — 4.4 Depreciation and amortization (included in cost of revenue) 3.5 — — — — 3.5 Other operating income (0.1) — — — — (0.1) Interest expense 2.1 4.5 3.7 9.9 — 20.2 Other (income) expense, net (0.3) (4.5) 2.2 (1.4) — (4.0) Income tax expense 2.3 — — 4.8 — 7.1 Non-controlling interests 0.4 (1.4) (0.3) — — (1.3) Share-based compensation expense — 0.2 — 0.6 — 0.8 Realignment and exit costs 1.1 — — — — 1.1 Adjusted EBITDA $ 16.7 $ (8.7) $ 1.4 $ (2.2) $ — $ 7.2